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                                                                    Exhibit 23.4

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Global Vacation Group, Inc. on Form S-8 of our report dated May 21, 1997 on the financial statements of Classic Custom Vacations for the year ended December 31, 1996, appearing in the Prospectus of Global Vacation Group, Inc. dated July 31, 1998.

                                                       /s/ Deloitte & Touche LLP

                                                       DELOITTE & TOUCHE LLP

San Jose, California
January 11, 1999